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                                                                  EXHIBIT 23.1

                                ACCOUNTANTS' CONSENT

The Board of Directors and Stockholders
PC Quote, Inc.:

We consent to the use of our reports dated March 24, 1998, included in the PC Quote, Inc., 1997 Annual Report on Form 10-K, incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the Prospectus.

                    KPMG Peat Marwick LLP

Chicago, Illinois
April 27, 1998


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